DocuSign Envelope ID: AA0CA745-9895-425B-909C-ADF68A7DD369

Exhibit 10.18(B)

Microsoft PO #	***
DealPoint ID #

Statement of Work

(“SOW”)

Addresses and contacts for notices

“Microsoft”	“Vendor”

Company Name: Microsoft Corporation	Company Name: Bsquare Corporation

Primary Contact: ***	Primary Contact: ***

Address: One Microsoft Way Redmond, WA 98052-6399	Address: 110 110th Ave NE, Suite 200 Bellevue, WA 98004-5840

Phone number: 425-882-8080	Phone number: 425-519-5250

Email: ***	Email: ***

Secondary Contact: ***	Secondary Contact: ***

Microsoft Vendor Number: ***

SOW Effective Date:	July 1, 2012

SOW Expiration Date:	December 31, 2012

DealPoint # for Master Agreement	MMVA: ***

MSCA: ***

Agreed and accepted

Microsoft	Vendor
Microsoft Signature: ***	Vendor Signature:
Microsoft Name: ***	Vendor Name: Brian Crowley

Microsoft Title: General Manager	Vendor Title: President and CEO

Microsoft Date: June 15, 2012 | 17:20 PT	Vendor Date: June 15, 2012 | 08:12 PT

SOW (Short Form) January 2011 v.6	Confidential	Page 1 of 5

Confidential treatment has been requested for portions of this document. This document omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this document has been filed separately with the Securities and Exchange Commission.

DocuSign Envelope ID: AA0CA745-9895-425B-909C-ADF68A7DD369

This SOW, executed in accordance with the terms of that certain Microsoft Master Vendor Agreement (the “Agreement”) dated June 6, 2008 between Microsoft and Vendor is entered into by the parties and effective as of the SOW Effective Date above.

1.	Description of Services

Pursuant to and in conformance with any standards, guidelines and/or specifications which may be provided by Microsoft to Vendor from time to time, Vendor will deliver to and/or perform for Microsoft the following goods, services and/or other items or materials as a work made for hire (collectively, the “Services”).

Vendor will provide Vendor engineers to assist with feature development, feature verification, and system stabilization via failure analysis and bug fixing for the Ford Gen2 project. The Vendor engineers will work under the supervision of the Microsoft WEB Connected Car team and may be required to work onsite in Microsoft facilities.

All Services shall be treated as Microsoft Confidential Information unless otherwise designated by Microsoft.

2.	Deliverables/Delivery Schedule

Vendor shall complete and deliver all Services to Microsoft on or before December 31, 2012. The milestone delivery schedule for the Services, if applicable, shall be as follows:

Milestone #	Brief Description of Services to be completed by Vendor and delivered to Microsoft	Due on or Before
1	Provide engineering feature dev, verification and system stabilization via failure analysis and bug fixing for the FordGen2 project	07/31/2012

2	Provide engineering feature dev, verification and system stabilization via failure analysis and bug fixing for the FordGen2 project	08/31/2012

3	Provide engineering feature dev, verification and system stabilization via failure analysis and bug fixing for the FordGen2 project	09/30/2012

4	Provide engineering feature dev, verification and system stabilization via failure analysis and bug fixing for the FordGen2 project	10/31/2012

5	Provide engineering feature dev, verification and system stabilization via failure analysis and bug fixing for the FordGen2 project	11/30/2012

6	Provide engineering feature dev, verification and system stabilization via failure analysis and bug fixing for the FordGen2 project	12/31/2012

SOW (Short Form) January 2011 v.6	Confidential	Page 2 of 5

Confidential treatment has been requested for portions of this document. This document omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this document has been filed separately with the Securities and Exchange Commission.

DocuSign Envelope ID: AA0CA745-9895-425B-909C-ADF68A7DD369

3.	Payment

3.1	Services Fees

As complete and final payment for Services which has been completed and delivered by Vendor to Microsoft and which has been accepted by Microsoft, Microsoft shall pay Vendor a total fee not to exceed Three Million Two Hundred Sixty Two Thousand One Hundred U. S. Dollars ($3,262,100.00 USD) in accordance with the following milestone payment schedule:

Milestone #	Not to Exceed Payment Amount	Delivery/Payment Date
1	$506,960.00 USD	07/31/2012
2	$583,004.00 USD	08/31/2012
3	$532,308.00 USD	09/30/2012
4	$532,308.00 USD	10/31/2012
5	$506,960.00 USD	11/30/2012
6	$506,960.00 USD	12/31/2012
Sub-Total	$3,168,500.00 USD
Travel Expenses (if any see Section 3.2, below)	$15,000.00 USD
Total	$3,183,500.00 USD

3.2	Expenses

Vendor will bear sole responsibility for all expense incurred in connection with the performance of the Services, unless otherwise agreed to in advance in writing by Microsoft. Table D, below, sets forth a representative sample of expenses and estimated amounts for which Vendor may seek Microsoft’s prior written approval.

Table D

Expense Description	Monthly Rate		Aggregate Rate for the term of the SOW Total
Akron Vehicle Charges (fuel, parking, tolls, service, tax, misc.)	$	***	$	***
Rent Charges (Charge-back to Microsoft)	$	***	$	***
Travel (hotels, flights, taxis, meals, parking)	$	***	$	***

Total	$	***	$	***

4.	Source Code

Vendor’s access to and use of the Windows Embedded Automotive source code provided by Microsoft to Vendor for purposes of performing the Work described under this SOW, shall be governed by the terms and conditions of the Microsoft Master Source Code Agreement(s) entered into by and between the parties on January 16, 2012 and the associated License Form(s) effective as of July 1, 2012 (“Source Code Agreements”). The source code shall only be used for purposes of performing the Work and may not be used for any other purpose. If a conflict arises between the terms of this SOW and the Source Code Agreements, the terms of the Source Code Agreements shall govern with respect to Vendor’s use of the source code.

SOW (Short Form) January 2011 v.6	Confidential	Page 3 of 5

Confidential treatment has been requested for portions of this document. This document omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this document has been filed separately with the Securities and Exchange Commission.

DocuSign Envelope ID: AA0CA745-9895-425B-909C-ADF68A7DD369

5.	Vendor’s Use of Microsoft Materials

In accordance with Section 3.1 of the Agreement, “Microsoft Materials” shall be defined as Windows Embedded Automotive source code and any and all other information, software or tools provided to Vendor by Microsoft for the purpose of performing the Work outlined in this SOW.

6.	Additional Obligations

6.1	Resource Requirements

6.1.1 All Vendor engineers must be proficient in embedded system design and integration, and may have more specific requirements based on specific project areas. All Vendor engineers must be proficient in spoken and written English for project communication and creating/updating engineering specifications. In addition, Vendor verification engineers must be proficient in embedded system verification testing.

6.1.2 In the event a resource in Table E is no longer available to work providing Services, Vendor will propose a qualified replacement. Microsoft will have the option to interview the candidate and add their name to Table E. Their rate level will be determined by joint agreement as between Microsoft and Vendor.

6.1.3 In the event Microsoft would like more resources from Vendor to provide Services, Vendor will propose a qualified resource. Microsoft will have the option to interview the candidate and add their name to Table E. Their rate level will be determined by joint agreement as between Microsoft and Vendor.

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SOW (Short Form) January 2011 v.6	Confidential	Page 4 of 5

Confidential treatment has been requested for portions of this document. This document omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this document has been filed separately with the Securities and Exchange Commission.

DocuSign Envelope ID: AA0CA745-9895-425B-909C-ADF68A7DD369

Exhibit A

This Table E defines the employees Vendor will apply to the project beginning on the SOW Effective Date.

Table E

Name	Level
***

SOW (Short Form) January 2011 v.6	Confidential	Page 5 of 5

Confidential treatment has been requested for portions of this document. This document omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this document has been filed separately with the Securities and Exchange Commission.